Note 4 - Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2013
Advances For Vessels Under Construction [Abstract]
Advances For Vessels Under Construction [Text Block]
4.	Advances for Vessels under Construction

On November 29, 2013, the Company concluded an order with an established Chinese shipyard for the construction of two Ultramax fuel efficient drybulk carriers. The vessels will have a carrying capacity of 63,500 dwt each and will be built at Yangzhou Dayang Shipbuilding Co., Ltd., a member of Sinopacific Shipbuilding Group. Delivery of the vessels is scheduled during the fourth quarter of 2015 and the first quarter of 2016, respectively. The aggregate purchase price of the two newbuilding vessels is approximately $56 million. See Note 12 for schedule of payments to the yard.

As of December 31, 2013 the amount of the advances for vessels under construction amounts to $50,122 and mainly represents legal costs and other costs related to the agreement entered into with the shipyard.